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                                                                   EXHIBIT 10.10

                                      2004
                           CERTIFICATE OF REINSURANCE
                                    for the
                            AGREEMENT OF REINSURANCE
                                  between the
                 WORKERS' COMPENSATION REINSURANCE ASSOCIATION
                                      and
                                    RTW INC

                American Compensation Insurance Company 0030392

COVERAGE PERIOD: January 1, 2004 - December 31, 2004   RETENTION LIMIT: $360,000
(12:01 a.m. Standard Time)

     This certifies that the entities named above are Members of the Workers' Compensation Reinsurance Association (WCRA), and that the WCRA reinsures the Members' liability during the indicated coverage period for benefits pursuant to Minn. Stat. Ch. 176 in excess of the Members' retention limit for the period indicated above. This certificate provides for coverage in accordance with the terms and conditions of the Reinsurance Agreement approved by the Commissioner of the Minnesota Department of Labor and Industry on December 24, 2002. This certificate shall not be valid for any portion of the indicated period during which an entity is not a Member of the Association.

                                          /s/ Carl W. Cummins III
                                          --------------------------------------
                                          Carl W. Cummins III
                                          President and Chief Executive Officer
                                          Dated: December 26, 2003

                Workers' Compensation Reinsurance Association(R)
 Suite 1700, 400 Robert Street North, Saint Paul, MN 55101 Phone: 651.293.0999
                         Fax: 651.229.1848 www.wcra.biz